UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2025
Paramount Skydance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42791	99-3917985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 258-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	PSKY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Paramount Skydance Corporation with the SEC on August 7, 2025 (the “Original Filing”), on the Closing Date, Paramount Skydance Corporation completed the Transactions contemplated by the Transaction Agreement. This Current Report on Form 8-K/A (this “Amendment No. 1”) has been filed to amend and supplement the Original Filing and provide the financial statements described in Item 9.01 below, which were not previously filed with the Original Filing, and which are permitted to be filed by amendment no later than 71 calendar days after the date the Original Filing was required to be filed with the SEC. No other changes have been made to the Original Filing. This Amendment No. 1 should be read in conjunction with the Original Filing. Capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Original Filing.

The pro forma financial information included as Exhibit 99.3 to this Amendment No. 1 has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the Transactions had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the Transactions.

Item 7.01	Regulation FD Disclosure.
In addition to the historical consolidated financial statements of Skydance Media, LLC filed as Exhibits 99.1 and 99.2, and the unaudited pro forma combined financial information filed as Exhibit 99.3, to this Amendment No. 1, the Company has prepared, and has furnished as Exhibit 99.4 to this Amendment No. 1, certain supplemental non-GAAP financial information for Skydance Media, LLC.

The information included in this Item 7.01 of this Amendment No. 1, including Exhibit 99.4 attached hereto, is being furnished. As such, the information (including Exhibit 99.4) contained herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Businesses or Funds Acquired.
The audited consolidated financial statements of Skydance Media, LLC as of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023, and 2022 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Skydance Media, LLC as of June 30, 2025 and for the six months ended June 30, 2025 and 2024 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements of Paramount Skydance Corporation as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(c) Shell Company Transactions.
None.

(d) Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of Ernst & Young LLP, independent accounting firm (with respect to Skydance Media, LLC).

99.1	Audited consolidated financial statements of Skydance Media, LLC as of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023, and 2022 and auditor report thereon.

99.2	Unaudited condensed consolidated financial statements of Skydance Media, LLC as of June 30, 2025 and for the six months ended June 30, 2025 and 2024.

99.3	Unaudited pro forma condensed combined financial statements of Paramount Skydance Corporation as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024.

99.4	Unaudited supplemental non-GAAP information for Skydance Media LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ Andrew Warren
	Name:	Andrew Warren
	Title:	Executive Vice President,
Interim Chief Financial Officer

Date: October 23, 2025